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                                                                   EXHIBIT 23(d)

                 CONSENT OF QUALIFIED INDEPENDENT UNDERWRITER

     We consent to the reference to our firm under the caption "Qualified Independent Underwriter" in the Prospectus.



                              Interstate/Johnson Lane Corporation

September 22, 1997